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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):   November 2, 1998
                                                          ----------------

                           MAXWELL SHOE COMPANY INC.
            (Exact name of registrant as specified in its charter)

   Delaware                               0-24026               04-2599205

(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


          101 Sprague Street
             P.O. Box 37                                           02137
        Readville (Boston), MA                                   (Zip Code)
(Address of principal executive offices)

      Registrant's telephone number, including area code: (617) 364-5090

                                     None
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.
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     This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by Maxwell Shoe Company Inc. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

     Exhibits:
     ---------

     99.1 Rights Agreement, dated as of November 2, 1998, between Maxwell Shoe Company Inc. and BankBoston, N.A., as Rights Agent.

     99.2 Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights.

     99.3     Summary of the Rights issued pursuant to the Rights Agreement.



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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 1998             MAXWELL SHOE COMPANY INC.



                                    By: /s/ James J. Tinagero
                                       _______________________________
                                       James J. Tinagero
                                       Executive Vice President

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                                 EXHIBIT INDEX
                                                                    Sequentially
                                                                      numbered
                                                                      --------
                                                                        page
Exhibit No.    Description                                              ----
-----------

99.1 Rights Agreement, dated as of November 2, 1998, between Maxwell Shoe Company Inc. and BankBoston,
               N.A., as Rights Agent

99.2 Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights

99.3           Summary of the Rights issued pursuant to the Rights
               Agreement

                                       3